Exhibit 10.21

THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
by and among

TRUEBLUE, INC.
and
CERTAIN OF ITS DOMESTIC SUBSIDIARIES AS SET FORTH IN THE
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
as a Borrower,

THE LENDERS THAT ARE SIGNATORIES HERETO
as the Lenders,
and

Bank of America, N.A.,

as Administrative Agent

Dated as of January 4, 2016

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This Third Amendment to the Second Amended and Restated Credit Agreement (this “Amendment”) is made as of the ______ day of January, 2016, by and among Bank of America, N.A., as Agent and a Lender (“Bank of America”), WELLS FARGO BANK, N.A., as a Lender (“Wells Fargo”), PNC BANK, NATIONAL ASSOCIATION, as a Lender (“PNC”), and HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender (“HSBC”, and together with Bank of America, Wells Fargo, and PNC, the “Lenders”) and TRUEBLUE, INC., a Washington corporation (“First Borrower”) and the direct and indirect Subsidiaries of First Borrower identified on the signature pages hereof (such Subsidiaries, together with First Borrower, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”). Each of the Lenders, Agent, and each Borrower are referred to collectively herein as the “Parties”.
A.Agent, Lenders and Borrowers are parties to that certain Second Amended and Restated Credit Agreement dated as of June 30, 2014, as amended by that First Amendment to Second Amended and Restated Credit Agreement dated August 15, 2014, as further amended by that Second Amendment to Second Amended and Restated Credit Agreement dated November 30, 2015 (as amended, the “Credit Agreement”).
B.    Aon Corporation, a Delaware corporation, as seller ("Seller"), and PeopleScout, Inc. ("Buyer"), entered into an Asset Purchase Agreement (the “Hewitt Acquisition Agreement”) dated December 24, 2015 whereby Buyer will, directly or indirectly, acquire (the “Hewitt Asset Acquisition”) certain assets that comprise the recruiting process outsourcing division of Aon Corporation and certain of its subsidiaries.
C.For the mutual benefit of all Parties, Borrowers and Lenders desire to amend the Credit Agreement, to provide a temporary $30,000,000 increase in the Revolver Commitments, which increase shall be eliminated in $10,000,000 increments made during 2016 on April 1, May 1 and June 1.
NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Agent, Borrowers and Lenders hereto agree as follows:
1.Definitions. Capitalized terms used but not otherwise defined in this Amendment shall have the meaning given them in the Credit Agreement.
2.Amendments. The Credit Agreement is hereby amended as set forth below:
(a)    Definitions.
(i)    A new definition is hereby added to Schedule 1.1 of the Credit Agreement for "Third Amendment Effective Date" as follows:
"Third Amendment Effective Date" means the date on which each of the conditions to the Third Amendment to the Second Amended and Restated Credit Agreement have been satisfied.
(ii)    The terms “Maximum Revolver Amount and “Triggering Event” as presently set forth in Schedule 1.1 of the Credit Agreement are deleted and replaced with the following:
“Maximum Revolver Amount” means:

(a)    on June 30, 2014 through the day prior to the Third Amendment Effective

Date,     $300,000,000;

(b)    on the Third Amendment Effective Date through March 31, 2016, $330,000,000;

(c)     on April 1, 2016 through April 30, 2016, $320,000,000;

(d)    on May 1, 2016, through May 31, 2016, $310,000,000;

(e)    on June 1, 2016 and through the Maturity Date, $300,000,000;
in each of (a) through (e), as decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 2.4(c) of the Agreement.
“Triggering Event” means as of any date of determination, that either:

(a)    an Event of Default has occurred and been declared by Agent and is     continuing, or

(b)    (i)    on June 30, 2014 through the day prior to the Third Amendment             Effective Date, Excess    Liquidity is less than $25,000,000, or

(ii)    on the Third Amendment Effective Date through March 31,             2016, Excess Liquidity is less than $10,000,000; or

(iii)    on April 1, 2016 through April 30, 2016, Excess     Liquidity is less             than $15,000,000; or

(iv)    on May 1, 2016 through May 31, 2016, Excess Liquidity is less             than $20,000,000; or

(v)    on June 1, 2016 through the Maturity Date, Excess                 Liquidity is less than $25,000,000; or

(c)    (i)    on June 30, 2014 through the day prior to the Third Amendment             Effective Date,     Excess Liquidity is less than 12.5% of the                 Borrowing Base, or

(ii)    on the Third Amendment Effective Date through March 31,             2016, Excess Liquidity is less than $10,000,000; or

(iii)    on April 1, 2016 through April 30, 2016, Excess     Liquidity is less             than $19,250,000; or

(iv)    on May 1, 2016 through May 31, 2016, Excess Liquidity is                 less than $28,500,000; or

(v)    on June 1, 2016 and through the Maturity Date, Excess                 Liquidity is less than 12.5% of the Borrowing Base; or

(d)    (i)    on June 30, 2014 through the day prior to the Third Amendment             Effective Date, Excess Liquidity is less than 12.5% of the                 Revolver Commitment;

(ii)    on the Third Amendment Effective Date through March 31,             2016, Excess Liquidity is less than $10,000,000; or

(iii)    on April 1, 2016 through April 30, 2016, Excess     Liquidity is less             than $19,250,000; or

(iv)    on May 1, 2016 through May 31, 2016, Excess Liquidity is                 less than $28,500,000; or

(v)    on June 1, 2016 and through the Maturity Date, Excess                 Liquidity is less than 12.5% of the Revolver Commitment.

(b)    Schedules. Schedule C-1 to the Credit Agreement is hereby amended and replaced in its entirety by Schedule C-1 attached hereto.
3.Hewitt Asset Acquisition. Notwithstanding anything in the Loan Documents to the contrary, the assets acquired pursuant to the Hewitt Acquisition Agreement, to the extent such assets would otherwise be included in the Borrowing Base, shall be included in the Borrowing Base from the date such assets are reported as Borrowing Base assets to Agent through the ninetieth (90th) day thereafter, without requirement for a collateral audit with respect to such assets but, thereafter, such assets shall cease to be included in the Borrowing Base until completion of a collateral audit respecting such assets reasonably satisfactory to Agent; provided, however, that, Accounts payable by Seller or its Affiliates shall not be Eligible Accounts.
4.Permitted Acquisition. Notwithstanding subsection (f) of the defined term "Permitted Acquisition" set forth in Schedule 1.1 of the Credit Agreement, Lenders hereby consent to the treatment of the Hewitt Asset Acquisition as a Permitted Acquisition so long as (i) the Hewitt Asset Acquisition fulfils the requirements set forth in subsections (a) through (e) of the defined term "Permitted Acquisition" and (ii) both before and after giving effect to the Hewitt Asset Acquisition as measured on the date of the Hewitt Asset Acquisition, Excess Liquidity exceeds $10,000,000.
5.Conditions. The obligations of Lenders and Agent under this Amendment are subject to satisfaction of the following conditions on or prior to the Third Amendment Effective Date:
(a)Consummation of the Hewitt Acquisition Agreement. As of the Third Amendment Effective Date, the Hewitt Asset Acquisition has been consummated in all material respects, in accordance with all applicable laws. As of the Third Amendment Effective Date, all requisite approvals by Governmental Authorities having jurisdiction over Borrowers and, to each Borrower’s knowledge, the Seller, with respect to the Hewitt Asset Acquisition, have been obtained (including any filings or approvals required under the Hart-Scott-Rodino Antitrust Improvements Act), except for any approval the failure to obtain could not reasonably be expected to be material to the interests of the Lenders. As of the Closing Date, after giving effect to the transactions contemplated by the Hewitt Acquisition Agreement, Buyer will, directly or indirectly, have good title to the assets acquired pursuant to the Hewitt Acquisition Agreement, free and clear of all Liens other than Permitted Liens.
(b)    Delivery of Amendment. Each Borrower, Agent and each Lender shall have executed and delivered to Agent counterparts of this Amendment.

(c)    Evidence of Authority. Agent shall have received the following, each in form and substance satisfactory to Agent and its legal counsel, such certificates of officers of the entities (other than Agent or any Lender) executing this Agreement as Agent may require as follows: (i) confirmation that there has been no change to any Borrower's formation documents, bylaws, limited liability company agreement or operating agreement since November 30, 2015; (ii) confirmation that each of them have each taken such corporate or limited liability company action as may be necessary to authorize the execution, delivery and performance of the documents to which it is a party; and (iii) confirmation that each person signing on behalf of each of them has been duly authorized to do so.
(d)    Payment of Expenses. Borrowers shall have reimbursed Agent for all legal fees and expenses incurred by Agent and the Lenders in connection with the preparation of this Amendment and any related documents.
(e)    Modification Fee. Borrowers shall have delivered to Agent a modification fee in the amount of $50,000 (the "Modification Fee"). The Modification Fee shall be deemed fully earned as of the date hereof and shall be shared pro rata amongst the Lender that enter into this Amendment based on each such Lender's Revolver Commitment divided by the sum of the total Revolver Commitments of the Lenders that enter into this Amendment.
(f)    Other Documents. Agent shall have received such other documents and instruments as it may reasonably request.
6.Representations and Warranties. Each Borrower represents and warrants to Lenders and Agent as follows:
(a)Representations and Warranties. After giving effect to this Amendment, all representations and warranties made in or in connection with the Credit Agreement as amended by this Amendment or any Loan Document related thereto are true, correct and accurate as of the date of this Amendment, as if made on the date of this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true, correct and accurate as of such date).
(b)Corporate Authority; Conflict. The execution, delivery and performance of this Amendment are within its corporate or limited liability company powers, have been duly authorized by all necessary action, and require no action by or in respect of, or filing with, any governmental body, agency or official, and the execution, delivery and performance by it do not contravene, or constitute a default under, any provision of applicable law or regulations or of its charter documents or any material agreement, judgment, injunction, order, decree or other instrument binding upon it.
(c)Enforceability. This Amendment constitutes its valid and binding obligations, enforceable against it in accordance with its terms, except as enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' remedies, and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
(d)No Event of Default. After giving effect to this Amendment and the transactions contemplated by the Hewitt Acquisition Agreement, no Default or Event of Default has occurred and is continuing as of the date of this Amendment.

(e)Possible Claims and Defenses. No Borrower has claims or defenses against any person or entity that would or might affect (i) the enforceability of any provisions of the Credit Agreement, as modified by this Amendment (collectively, the “Amended Credit Agreement”), or (ii) the collectability of sums advanced by the Lenders pursuant to the Credit Agreement or the Amended Credit Agreement.
(f)Litigation. There is no action, suit, investigation, litigation or proceeding affecting any Borrower pending or, to such Borrower’s knowledge, threatened before any court, governmental agency or arbitrator that purports to affect the legality, validity or enforceability of any Loan Document or the other transactions contemplated by the Loan Documents.
(g)Certain Governmental Regulations. Each Borrower is exempt from registration as an “investment company”, or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”; as such terms are defined in the Investment Company Act of 1940, as amended.
(h)Compliance with Laws. Each Borrower and the transactions contemplated by the Loan Documents comply with the requirements of all laws (including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, state securities law and “Blue Sky” laws and ERISA) applicable to it and its business.
(i)No Defense; No Setoff. No Borrower has a defense, claim or setoff, legal or equitable, to the full payment and performance of the obligations to Lenders under the Loan Documents as herein modified.
(j)    Hewitt Acquisition Agreement. (i) as of the Effective Date, all representations and warranties made by a Borrower in the Hewitt Acquisition Agreement are true and correct in all material respects and to each Borrower’s knowledge, none of the Seller’s (as defined in the Hewitt Acquisition Agreement) representations and warranties in the Hewitt Acquisition Agreement contain any untrue statement of a material fact or omit any fact necessary to make the statements therein not misleading, in any case that could reasonably be expected to result in a Material Adverse Effect; and (ii) Borrowers have delivered to Agent a complete and correct copy of the Hewitt Acquisition Agreement and the documents entered into with respect thereto (collectively with the Hewitt Acquisition Agreement, the “Hewitt Acquisition Documents”), including all schedules and exhibits thereto. The execution, delivery and performance of each of the Hewitt Acquisition Documents has been duly authorized by all necessary action on the part of each Borrower who is a party thereto. Each Hewitt Acquisition Document is the legal, valid and binding obligation of each Borrower who is a party thereto, enforceable against each such Borrower in accordance with its terms, in each case, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors' rights and (ii) the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought. No Borrower is in default in the performance or compliance with any provisions thereof. All representations and warranties made by a Borrower in the Hewitt Acquisition Documents and in the certificates delivered in connection therewith are true and correct in all material respects.
7.Waiver of Claims. Each Borrower does hereby release and discharge Agent, Lenders and their respective successors, assigns, Affiliates, officers, directors, employees, representatives and advisors (collectively, the “Released Parties”) from all claims, demands, actions, causes of action, accounts, proceedings, suits, contracts, controversies, debts, liabilities, covenants, agreements, promises, sums of money and demands of any kind or nature whatsoever, in law or in equity, that such Borrower at any time had or may have or that its respective successors and assigns may have against any Released Party by reason of the Obligations, the Credit Agreement or the Loan Documents or of any act, cause, matter or thing whatsoever relating thereto up to and including the date hereof.

8.General Terms.
(a)This Amendment constitutes the entire agreement by and between Borrowers and Agent and Lenders with respect to the modification of the Credit Agreement.
(b)Except as expressly modified herein, the existing terms and conditions of all documents evidencing or securing the Credit Agreement are unchanged and are hereby expressly ratified by the undersigned.
(c)This Amendment is a continuing obligation and shall be binding upon the parties hereto, and their respective successors, transferees and assigns, and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors, transferees and assigns, provided however, notwithstanding any other provision to the contrary herein, neither party shall have the right to assign or otherwise transfer any of its rights, duties or obligations under this Amendment to any other person or entity without the prior written consent of the other party and any such assignment or transfer without such consent shall be deemed void and without any force or effect.
(d)Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions or affecting the validity or enforceability of such provisions in any other jurisdiction.
(e)No approval, waiver or consent under this Amendment shall be effective unless it is in writing and signed by the party making such approval, waiver or consent. Each approval, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.
(f)Neither this Amendment nor any provisions hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.
(g)The Recitals to this Amendment are hereby incorporated herein by reference.
(h)No provision of this Amendment is made or is to be construed for the benefit of any third party.
(i)This Amendment may be executed in one or more counterparts, each of which will constitute an original, and all of which together will constitute a single original.
(j)Any default by any Borrower under this Amendment shall constitute a default under the Loan Documents, and each of them, and any default by any Borrower under any Loan Document shall constitute a default under this Amendment.
(k)This Amendment shall be construed and enforced under the laws of the State of New York. In any action or proceeding to construe or enforce this Amendment or any of the Loan Documents, the prevailing party shall recover its costs and reasonable attorneys' fees including those incurred in any trial or arbitration proceeding, in any bankruptcy or receivership proceeding, and in any appeal therefrom.
[Signatures appear on following page(s)]

This Amendment has been executed and delivered by duly authorized officers of the parties as of the date first set forth above.

BORROWERS: TRUEBLUE, INC., a Washington corporation By: _/s/ Derrek Gafford______________________________ Name: Derrek Gafford Title: Executive Vice President and Chief Financial Officer

CENTERLINE DRIVERS, LLC, a Nevada limited liability company
CLP HOLDINGS CORP., a Nevada corporation
CLP RESOURCES, INC., a Delaware corporation
JOB ROOSTER, INC., a California corporation
LABOR READY CENTRAL, INC., a Washington corporation
LABOR READY HOLDINGS, INC., a Nevada corporation
LABOR READY MID-ATLANTIC, INC., a Washington corporation
LABOR READY MIDWEST, INC., a Washington corporation
LABOR READY NORTHEAST, INC., a Washington corporation
LABOR READY NORTHWEST, INC., a Washington corporation
LABOR READY SOUTHEAST, INC., a Washington corporation
LABOR READY SOUTHWEST, INC., a Washington corporation
PEOPLESCOUT, INC., a Delaware corporation
PLANETECHS, LLC, a Nevada limited liability company
PROJECT TRADES SOLUTIONS, LLC, a Nevada limited liability company
PTPR, INC., a Puerto Rico corporation
SMX CARGO, LLC, an Illinois limited liability company
SMX, LLC, an Illinois limited liability company
SPARTAN STAFFING, LLC, a Nevada limited liability company
SPARTAN STAFFING PUERTO RICO, LLC, a Puerto Rico limited liability company
STAFF MANAGEMENT SOLUTIONS, LLC, an Illinois limited liability company
STAFFING SOLUTIONS HOLDINGS, INC., a Delaware corporation
STUDENTSCOUT, LLC, an Illinois limited liability company
TBI OUTSOURCING PUERTO RICO, INC., a Delaware corporation
TRUEBLUE APAC HOLDINGS, LLC, a Delaware limited liability company
TRUEBLUE ENERGY AND INDUSTRIAL SERVICES, LLC, a Washington limited liability company
TRUEBLUE ENTERPRISES, INC., a Nevada corporation
TRUEBLUE SERVICES, INC., a Delaware corporation
VENUE READY, LLC, a Nevada limited liability company

By: /s/ Derrek Gafford__________________________________________________
Derrek Gafford, as Chief Financial Officer of each of the foregoing Borrowers

SIMOS Insourcing Solutions, LLC, a Delaware limited liability company
SIMOS Payroll, LLC, a Georgia limited liability company

By: /s/ Derrek Gafford__________________________________________________
Derrek Gafford, as Vice President and Treasurer of each of the foregoing Borrowers

AGENT: BANK OF AMERICA, N.A., as Agent By: /s/ Gregory A. Jones Name: Gregory A. Jones Title: Senior Vice President
LENDER: BANK OF AMERICA, N.A., as Lender By: /s/ Gregory A. Jones Name: Gregory A. Jones Title: Senior Vice President
LENDER:

WELLS FARGO BANK, N.A.

By: ____________________________
Name:
Its

LENDER:

PNC BANK, NATIONAL ASSOCIATION

By: ____________________________
Name:
Its:

LENDER:

HSBC BANK USA, NATIONAL ASSOCIATION

By: ____________________________
Name:
Its: